Comerica Bank

Morgan Stanley
2021 US Financials Conference

June 14, 2021

Peter Sefzik
Executive Director, Commercial Bank

Jim Herzog
Chief Financial Officer

Darlene Persons
Director of Investor Relations

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995..

© 2021, Comerica Bank. All rights reserved.
2

Brief Overview

Comerica Bank

We will raise your expectations of what a bank can be

Facts
- 170+ year history
- 17th largest U.S. bank[1,2]
- ~7,650 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans[1,3]

Retail Bank
- ~35% of total deposits
- 434 banking centers & ~640 ATMs

Wealth Management
- $204B assets under administration
- >25,000 personal & institutional clients

Attractive Footprint
- 7 of 15 largest metropolitan areas[4]
- 5 of 10 fastest growing metropolitan areas[4,5]



MI 24%
CA 36%
Loans[6] $51B
TX 20%
National/ Other[7] 20%



MI 36%
CA 28%
Deposits[6] $71B
TX 15%
National/ Other[7] 21%

3/31/21 • [1]Source: S&P Global Market Intelligence • [2]As of 3/31/21; Commercial Banks • [3]Among the top 25 U.S. financial holding companies; as a % of assets • [4]U.S. Census Bureau; by population 2019 • [5]2019 vs 2018 by number of people • [6]1Q21 Average • [7]National / Other includes the portion of businesses that fall outside CA, MI & TX

© 2021, Comerica Bank. All rights reserved.

3

Commercial Bank Overview

Comerica Bank

A leading bank for business; developing full, loyal relationships

- Long-tenured, experienced team
- Nimble; focused on customer experience
- Collaboration with Wealth Management & Retail
- Trusted advisor approach



Commercial Bank 85%
Total Loans[1] $51B
Retail Bank 5%
Wealth Management 10%



Commercial Bank 58%
Total Deposits[1] $71B
Retail Bank 34%
Wealth Management 7%
Other 1%



Energy 4%
Natl Dealer Svcs 12%
Entertainment 2%
TLS 2%
EFS 6%
ESD 3%
Corporate Banking 10%
Commercial Real Estate 16%
Mortgage Banker Finance 7%
Business Banking 10%
General Middle Market 28%
Commercial Bank Loans[1] $43B

Business Loans as a % of Total Loans[2]

(percentages; 1Q21)



92 CMA
89 CFR
87 BOKF
81 ZION
78 FHN
75 SNV
71 KEY
66 RF
66 MTB
61 FITB
51 HBAN
49 CFG

3/31/21 • [1]1Q21 average balance • [2]Source for peer data: S&P Global Market Intelligence

© 2021, Comerica Bank. All rights reserved.

4

Positioned in Higher Growth Markets

Provides abundant opportunities

Comerica Bank

Located in 7 of the Top 15 Largest MSAs[1]

Rank	MSA	2019 Population[2]
2	Los Angeles	13,215
4	Dallas-Fort Worth	7,573
5	Houston	7,066
10	Phoenix	4,948
12	San Francisco	4,732
13	Riverside-Ontario	4,651
14	Detroit	4,320

Located in 5 of the 10 Fastest Growing MSAs[3]

(2018 vs 2019 Population Growth in thousands)



117.4
99.0
90.0
61.6
38.6
Dallas - Fort Worth
Phoenix
Houston
Austin
San Antonio

Commercial Bank Diverse Footprint

(1Q21; Averages)



Loans $43B
CA 35%
TX 20%
National/ Other[4] 22%
MI 23%



Deposits $41B
CA 34%
TX 13%
National/ Other[4] 31%
MI 22%

3/31/21 • [1]Metropolitan area; U.S. Census Bureau; by population 2019 • [2]In thousands • [3]Metropolitan area; U.S. Census Bureau; 2019 vs 2018 by number of people • [4]National / Other includes the portion of businesses that fall outside CA, MI & TX

© 2021, Comerica Bank. All rights reserved.

5

Long-Tenured, Experienced Team

A competitive advantage

Comerica Bank

Business Leader	Years[1]	Business Leader	Years[1]
President, California Market	31	Managing Director, Corporate Banking	34
President, Michigan Market	30	Managing Director, National Businesses	34
President, Texas Market	29	Managing Director, Comm'l Real Estate	22
Average Years 30			

Banker Average	Years[1]
Business Line Director	29
Group Manager	21
Relationship Manager	11

Commercial Banking Development Program

- An entry point for Relationship Managers
- Robust credit & sales training program
- Currently, expanding & enhancing program
- Highly effective & efficient way to attract talent

3/31/21 • [1]Years = tenure with Comerica

© 2021, Comerica Bank. All rights reserved.

6

Gen'I Middle Market & Business Bankingt#•❖ii9•¥Hfi11\. The heart of Comerica and the communities we serve • Managed locally by Market Presidents • Wide array of financial solutions; flexible, knowledgeable bankers • ~One-third Comerica's total loans & deposits • Expertise in specialty areas, including: • Steel industry • Beverage distribution • Logistics • Auto suppliers • Wineries Paycheck Protection Program QTD1,2 • Round 1 forgiveness offset Round 2 advances • $3.68 average loans, $43MM increase • $3.48 period-end loans, $411MM decrease • Round 2 is closed & forgiveness continues • ~2% loan yield, excluding accelerated fees 15.4 1Q20 Average Loans: Stable ($ in billions) 16.2 16.0 r 4Q20 1Q21 Average Deposits: Record Growth ($ in billions) 24.0 24.5 17.3 1Q20 4Q20 1Q21 • Middle Market • Business Banking 3/31/21 • 1Total Corporation's PPP loans• 22021 average balances through 5/31/21 are preliminary & subject to change; Comparisons of 2021 through 5/31/21 vs 1021 C 2021 , Comerica Bank. All rights reserved. National Dealer & Mortgage Banker Deep industry knowledge & decades of experience Mortgage Banker Finance 7 National Dealer Services 75+ years of floor plan lending • 55+ years experience with consistent, reliable approach Top tier strategy; Focus on "Mega Dealer'' Robust monitoring of company inventory Impacted by strong auto demand & supply shortage Average Loans ($ in billions) 00 a, ""': ""': ,-..: ,-..: .., .... .... ,-..: .... .... .... .... 00 00 00 00 a, a, a, a, 0 0 0 0 a a a a a a a a a a a a N N N N a a a a N .., """ N .., """ N .., """ N .., """ • Floor Plan 3131/21 e 2021 , Comerica Bank. All rights reserved. • Provide warehouse financing • Excellent collateral monitoring & customer service • Benefitting from refi & housing market boom Average Loans ($ in billions) 00 ..; .... l'i 0 a, 0 C! 0 iilliiliil l'i I .... .... .... .... .... 00 00 00 00 a, a, a, a, 0 0 0 0 .... a a a a a a a a a a a a N N N N N N a a a a a a N .., """ N .., """ N .., """ N .., """ 8

2Q21 Loan & Deposit Update

Continuation of recent trends

Comerica Bank

Loan Trends

($ in billions, Average)



53.5
52.0
51.4
50.6
49.8
3.26
3.13
3.20
3.09
3.25
2Q20
3Q20
4Q20
1Q21
2Q21 thru 5/31
Loan Yields

- **QTD average loans reflect[1]**
  - $800MM National Dealer Services
  - $313MM Mortgage Banker
  - $137MM Energy
  + $225MM Middle Market General
  + $158MM Commercial Real Estate
- **Commitments up ~$1B to $47B[2] / 48% utilization**
- **$13B[3] loan floors at average rate of 78 bps**
- **2Q21 outlook ex. PPP[4]: stable at QTD level**

Deposit Trends

($ in billions, Average)



64.3
68.8
70.2
71.4
75.2
0.26
0.17
0.11
0.08
0.06
2Q20
3Q20
4Q20
1Q21
2Q21 thru 5/31
Deposit Rate[5]

- **QTD average deposits reflect[1]**
  + $3.0B noninterest-bearing deposits
  + $873MM interest-bearing deposits
- **Total deposit costs at record low 3 bps**
- **Total funding costs 7 bps[6]**
- **2Q21 outlook[4]: stable at QTD level**

2Q21 average balances through 5/31/21 are preliminary & subject to change • [1]Comparisons of 2Q21 through 5/31/21 vs 1Q21 • [2]As of 5/31/21 • [3]Average floor balances 2Q21 through 5/31/21 • [4]Outlook as of 6/11/21 • [5]Interest cost on interest-bearing deposits • [6]Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities

© 2021, Comerica Bank. All rights reserved.

9

Fee Income

Building deep relationships; Revenue opportunities

Comerica Bank

Card Products

Commercial Card & Merchant Services

- Growing utilization with shift to electronic payments
- Key component of integrated treasury management solutions
- Increases customer efficiency

Prepaid card (government benefits programs)

- #4 prepaid card issuer in US[1]
- 57 state/local programs & exclusive financial intermediary for US Treasury Direct Express

Deposit Service Charges

High-caliber, robust Treasury Management suite

- Expertise to identify & address customer unique needs
- ~75% customers use products[2]
- >3 products per customer (average)[2]
- >11-year average tenure of Treasury Management customer[2]
- ~90% of Deposit Service Charges are Commercial

Commercial Bank Noninterest Income Comprises >50% of total Noninterest Income

(Average; $ in millions)



127
144
135
149
159
1Q20
2Q20
3Q20
4Q20
1Q21

Wide array of fee generating products::

- Treasury Management
- Commercial Card
- Merchant Services
- Letters of Credit
- Commercial Lending
- Foreign Exchange
- Derivative Income
- Insurance

3/31/21 • [1]Source: Nilson Report September 2020 • [2]Commercial Bank customers only

© 2021, Comerica Bank. All rights reserved.

10

Driving Efficiency

Comerica Bank

Optimizing resources to increase productivity & effectiveness

Commercial Bank Technology

Treasury management product innovation
- Upgraded account reconcilement & deposit capture
- New system for payments & statements

Colleague tools
- Upgraded relationship pricing tool
- Expanded E2E credit process functionality

2021 planned projects
- New system for mobile deposit capture
- New capability to send real time payments

Data Analytics
- Identify next best product
- Prioritize opportunities
- Utilize product propensity scoring & industry benchmarking

Managed Loans + Deposits / Relationship Manager[1]
(Average; $ in millions)



234
238
243
277
290
2017
2018
2019
2020
1Q21

Driving Results:
- Continuous improvement culture
- Carefully managing workforce
- Reallocating resources, as needed
- Increasing product penetration
- Enhancing customer loyalty
- Identifying & sharing best practices

3/31/21 • [1]Commercial Bank only

© 2021, Comerica Bank. All rights reserved.

11

Net Interest Income

Comerica Bank

Rate pressure mostly absorbed

Loan Portfolio
(1Q21 Period-end)



Fixed Rate[1] 27%
Prime-based 11%
60-Day+ LIBOR 7%
$51B
30-Day LIBOR 55%

LIBOR loans mostly 1-month tenor & include $12.7B[2] with floors

Interest Rate Sensitivity

Standard model in rising rate environment
- Estimated $156MM, or 9%, increase in annual net interest income from base case[3]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 12 months
- Dynamic balance sheet movement, generally in line with historical trends

Go Forward Considerations

Swaps & Bonds: possible headwind longer-term
+ Potential for higher security reinvestment yields
+ Looking to gradually increase securities portfolio

$5.55B in Swaps[4]
(by maturity, $ in millions)



300
2.1%
200
400
2.4%
200
700
1.7%
500
2.2%
450
2.3%
550
2.1%
500
1.5%
250
1.5%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Treasury Securities[4]
(by maturity, $ in millions)



750
2.5%
400
2.9%
400
2.9%
70
100
700
2.2%
300
2.2%
100
0.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

3/31/21 • [1]Fixed rate loans include $5.55B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [2]As of 3/31/21 • [3]For methodology see Company's Form 10-Q as filed with the SEC. Estimates are based on simulation modeling analysis • [4]Only shows instruments maturing near-term

© 2021, Comerica Bank. All rights reserved.

12

Capital Management ◄•❖ii9:Rt◄:i®I\. Repurchased1 5.2MM shares through Accelerated Share Repurchase (ASR) CET1 2 7.0% 4Q20 1Q21 Tier 12 10.93% 11 .62% 8.5% - - 4Q20 1Q21 Regulatory Minimum + Capital Conservation Buffer (CCB) Book Value per Share3 (Period End) $55.01 $55.58 4Q20 1Q21 ROE4 18.04% 11.44% 4Q20 1Q21 Capital Management Priorities • Support customers & drive growth • Provide attractive dividend yield • $0.68/share or $95MM in 1Q21 • Return excess capital to shareholders • CET1 Target ~10%5 • $400MMASR (4/27-6/10) • $50MM additional shares expected to be repurchased by 6/305 Attractive Dividend Yield6 (percentages; 6/10121) II z <( >- C) z u... <( ::!: w u... :i::: a:: ID 0 ~ 0 u... :i::: ID > I- z ::!: fl) ID I- u: a:: u... 0 z 0 N u... ~ 0 ID 3/31 /21 • 1Shares repurchased under share repurchase program • 2Reflects deferral of CECL standard impact as calculated per regulatory guidance • 3Common sharehoklers' equity per share of common stock• 4Return on common shareholders' equity • 50uUook as of 6/11/21 • 6Source for peer data: S&P Global Market Intelligence C 2021 , Comerica Bank. All rights reserved. Well Positioned to Support Customers as Economy Grows Relationship Focused 1.78 1.76 1 68 . 1.57 1 44 ROA1 (percentages) 13 · 1.40 1.38 1.36 1 22 · 1.18 1.121.09 Diversified Revenue Opportunities u... z <( z >- > ID C) ID u... z a:: a:: <( ::!: 0 w z I- u... I- ~ :i::: u... ID 0 N ~ fl) u: 0 ::!: 0 u... 0 :i::: ID Credit Discipline EPS Growth ROE2 (percentages; 1Q21 vs. 4Q20) (percentages) Expense Control 58.8 18.04 13.70 18.1 Uniquely Positioned .., CMA Peer Avg. CMA Peer Avg. 3/31/21 • Source for peer data: S&P Global Market Intelligence• 1Retum on average assets• 2Retum on common shareholders' equity e 2021 , Comerica Bank. All rights reserved. 14

Key Strengths Focused on enhancing shareholder value • Relationship Focused • Credit Discipline • Deep expertise in specialty • Consistent, conservative businesses underwriting standards ;;:~ • Long-tenured, experienced team • Superior credit performance over time • Diversified Expense Control • Footprint includes faster • Continuous efficiency / growth markets improvement culture • Balanced exposure to a wide • Leveraging technology variety of industries to drive productivity & growth Revenue Opportunities • Uniquely Positioned • High-caliber, robust Cash • Nimble asset size Management suite, including • Weighted to commercial banking Card programs • Strong noninterest-bearing deposit • Collaboration between 3 base revenue divisions 3131/21 e 2021 , Comerica Bank. All rights reserved . 16

1Q21 Review Generating shareholder value while supporting our communities . . ~ •--~-" . -:.-, Community & Customer Support • Pledged additional $16MM1 to support small businesses & communities impacted by COVID-19 • $12MM directed to small & micro businesses in low- to moderate-income communities • $4MM to nonprofit organizations • Launched National Initiative to Combat Violence Against Asian Americans and Pacific Islanders • $925MM PPP loans funded in 1021 ; Since inception, $4.8B funded & >20,000 applications processed • - Sustainability Highlights • $1.2B in green loans & commitments as of FYE20, 29% increase over FYE19 • 50% Greenhouse Gas (GHG) Emission reduction goal achieved early2 (at FYE20) • Earth Day events include EcoChallenge & Environmental Justice Webinar Series • A- CDP score; top among peers • Financial Performance Earnings per Share3 $2.43 -$0.42 Record Book Value (per share; Period-End) $55.01 $55.58 3/31/21 • 1Support from Comerica Bank & Comerica Charitabte Foundation• 2Unaudited data vs 2012 Baseline• 3Recast 2020 results. See Pension Plan Reconciliation slide in appendix C 2021 , Comerica Bank. All rights reserved. 17 1 Q21 Results ri•IIIM•f!i;ettil\_, Strong credit quality & improved economic outlook drives reserve release (millions, except per share data) Average loans Average deposits Net interest income Provision for credit losses Noninterest income1 Noninterest expenses1,2 Provision for income tax2 Net income2 Earnings per share2,3 Book Value per Share4 Tier 15 CET1 5 1Q21 4Q20 1Q20 $50,589 $51 ,405 $49,604 71,392 70,243 56,768 443 (182) 270 447 98 350 $2.43 55.58 469 (17) 265 465 65 221 $1 .53 55.01 513 411 237 417 (19) (59) $(0.42) 53.24 11.62% 10.93% 9.52% 11.02 10.34 9.52 Change From 4Q20 1Q20 $(816) $985 1,149 14,624 (26) (70) (165) (593) 5 33 (18) 30 33 117 129 409 $0.90 $2.85 Key Performance Drivers 1Q21 compared to 4Q20 • EPS: up 59% • Loans: seasonal decrease in Mortgage Banker • Deposits: up 2%, led by consumer • Net interest income: $17MM lease residual adjustment & 2 fewer days • Reserves released: Reserve ratio 1. 72%, ex-PPP loans; NCOs 3 bps; Criticized loans decreased $360MM • Noninterest income: Continued robust activity, including growth in derivative & warrant income • Expenses: cost control & lower pension expense, partially offset by seasonally higher compensation • ROE6 18.04% & ROA7 1.68% 1lncludes gains Oosses) related to deferred comp plan of $3MM 1021 , $9MM 4020, & ($3MM) 1020 • 2Recast 2020 results. See Pension Plan Reconcii ation slide in appendix • 3Diluted earnings per common share • 4Common shareholders' equity per share of common stock• 5Reflects deferral of CECL standard impact as calculated per regulatory guidance • 6Retum on common shareholders' equity • 7Retum on average assets e 2021 , Comerica Bank. All rights reserved. 18

Loans Commitment utilization drops to 4 7%; Pipeline continues to grow 53.5 Average Loans ($ in billions) 1 Q20 2Q20 3Q20 4Q20 1 Q21 Average Balances • Loan Yields 1 Q21 compared to 4Q20 C 2021 , Comerica Bank. All rights reserved. Average Loans 52.3 4Q20 1Q21 Period-end Business Line 1Q21 4Q20 1Q20 Middle Market General 11 .9 12.0 12.0 Energy 1.5 1.8 2.2 National Dealer Services 5.3 5.5 6.8 Entertainment 0.8 0.7 0.7 Tech. & Life Sciences 1.0 1.2 1.2 Equity Fund Services 2.6 2.4 2.6 Environmental Services 1.5 1.4 1.3 Total Middle Market $24.7 $24.9 $26.7 Corporate Banking US Banking 3.0 2.9 3.0 International 1.3 1.3 1.2 Commercial Real Estate 6.7 6.7 6.2 Mortgage Banker Finance 3.2 3.8 2.0 Business Banking Commercial Bank Retail Bank Wealth Management TOTAL Average loans decreased $816MM - $580MM Mortgage Banker - $254MM Energy - $251 MM National Dealer + $212MM Equity Fund Services Paycheck Protection Program (PPP) • $3.6B average loans, $137MM decrease • $3.8B period-end loans, $304MM increase • $925MM Round 2 advances • $621MM repayments, mainly forgiveness • ~2% loan yield, excluding accelerated fees Loan yields • Lease residual adjustment $17MM (-14 bps) • PPP accelerated fees $12MM (+3 bps) • Average 1-month LIBOR declined ~3 bps • $11 .3B average loan floors at average rate of 84 bps 19 ri•IIIM•f!i;ettil\_, By Market 1 Q21 4Q20 1 Q20 Michigan $12.2 $12.2 $12.2 California 17.9 18.0 17.7 Texas 10.2 10.6 10.6 National / Other1 10.2 10.6 9.1 TOTAL $50.6 $51.4 $49.6 . Middle Market: Serving companies with revenues generally between $30-$500MM . Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM . Business Banking: Serving companies with revenues generally under $30MM $ in bil lions • Totals shown above may not foot due to rounding • 1Nationat / Other includes the portion of businesses that fall outside CA, Mt & TX e 2021 , Comerica Bank. All rights reserved. 20

Deposits

Reached another record level with $1B increase in consumer deposits



Average Deposits
($ in billions)
56.8
64.3
68.8
70.2
71.4
72.9
73.8
0.76
0.26
0.17
0.11
0.08
1Q20 2Q20 3Q20 4Q20 1Q21
4Q20 1Q21
Average Balances
Period-end
Deposit Rate¹

Average deposits increased $1.1B

- + $603MM noninterest-bearing
- + $546MM interest-bearing

Loan to deposit ratio[2] 69%

Deposit rate drops to record low

Total funding costs decrease to 9 bps[3]



Beneficial Deposit Mix
($ in billions; 1Q21 Average)
Retail Noninterest-bearing 11%
Commercial Noninterest-bearing 42%
Total $71.4
Retail Interest-bearing 25%
Commercial Interest-bearing 22%

1Q21 compared to 4Q20 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/2021 • [3]Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities

© 2021, Comerica Bank. All rights reserved.

21

Average Deposits

Business Line	1Q21	4Q20	1Q20
Middle Market			
General	$20.4	$19.9	$14.3
Energy	0.6	0.5	0.5
National Dealer Services	0.5	0.5	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	6.2	5.9	5.1
Equity Fund Services	0.9	0.9	0.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$28.9	$28.1	$21.4
Corporate Banking			
US Banking	3.1	3.1	2.0
International	2.3	2.0	1.5
Commercial Real Estate	1.9	1.9	1.7
Mortgage Banker Finance	0.9	1.0	0.6
Business Banking	4.1	4.1	3.0
Commercial Bank	**$41.1**	**$40.3**	**$30.2**
Retail Bank	**$24.3**	**$23.9**	**$21.2**
Wealth Management	**$4.8**	**$4.9**	**$4.0**
Finance / Other[1]	**$1.1**	**$1.2**	**$1.3**
TOTAL	**$71.4**	**$70.2**	**$56.8**

By Market	1Q21	4Q20	1Q20
Michigan	$25.7	$25.0	$20.7
California	20.0	20.2	16.6
Texas	10.8	10.8	9.2
National / Other[2]	13.8	13.1	8.9
Finance / Other[1]	1.1	1.2	1.3
TOTAL	**$71.4**	**$70.2**	**$56.8**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]National / Other includes the portion of businesses that fall outside CA, MI & TX

© 2021, Comerica Bank. All rights reserved.

22

Deposits Costs remain low Noninterest-bearing / Total Deposits (percentages; Average) z a: 0 u.. N o ID I-- == ID I- LL u.. lil:: 0 ID z :c u.. 1Q21 • Source for peer data: S&P Global Market Intelligence C 2021 , Comerica Bank. All rights reserved. Credit Quality z < ID :c Lowest Total Deposit Costs (percentages) 0.22 0.11 0.14 0.14 0.04 0.04 0.04 0.05 0.05 0.06 0.06 0.06 . ,...,...,._.,....,.-.J a: u.. 0 z 0 N ID I- LL Interest-bearing Deposit Costs (percentages) 0.14 0.08 CMA Peer Avg. u.. a: ~ 0 ID z :c u.. C) u.. 0 > z II) Total Funding Costs (percentages) 0.14 0.09 CMA Peer Avg. 23 ri•IIIM•f!i;ettil\_, Strong metrics improve further; Reserve level remains healthy Net Charge-offs1 Very Low 84 ($ in millions) 50 ~" 29 ~-~ 0.2~ 1Q20 2Q20 3Q20 4Q20 • % NCO/Avg Loans Nonperforming Assets Decreased ($ in millions) 3 359 g~~~~~ 1Q20 2Q20 3Q20 4Q20 1Q21 • % NPA/Loans Criticized Loans2 Declined ($ in millions) 3,379 3,406 2,457 iiiii ~ 1Q20 2Q20 3Q20 4Q20 1Q21 • % Criticized/Loans Reserve Remains Above Pre-Covid Level ($ in millions) 978 eon 1Q20 2Q20 3Q20 4Q20 1Q21 • % ACULoans • ¾Ex-PPP 3/31/21 • 1Net credit-related charge-offs• 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories e 2021 , Comerica Bank. All rights reserved. 24

Credit Quality Metrics remain strong • Well-diversified, relationship-based portfolio • Proactive, frequent customer dialogue • Experienced managers with deep expertise • Social distancing related customers performing • Conservative underwriting standards better than expected Net Charge-Offs Through Cycle (As a % of Average Loans) Reserve as a% of NPAs1 (times; 1Q21) 3.0 2.5 2.0 1.5 1.0 0.5 - TotalCMA 3.13 2.88 ,. 74 2.58 2.39 2.23 2.14 1.98 1.82 1.27 0.82 - Peer Average 0.0 a:: .... 00 a, 0 .... N M ..,. II) U) .... 00 a, 0 .... <C 0 0 0 .... .... .... .... .... .... .... .... .... .... N N ~ u. 0 0 0 0 0 0 0 0 0 0 0 0 0 oa N NN N N N N N N N N N N N ...- 0 0 3/31/21 • Source for peer data: S&P Global Market Intelligence• 1CFR not availab{e as of B/8/21 C 2021 , Comerica Bank. All rights reserved. Credit z :I: u. Lowest Net Charge-offs (percentage of average Joans; 1Q21) z > m u. m z 0 z I- ~ I- <C N U) ii: 0 ~ m m :I: 0 45 0.50 0.38 · > u. C) a:: w u. ~ 0 25 ri•IIIM•f!i;ettil\_, "At risk" industries performing better than expected; remained well reserved Social Distancing Loans1 ($ in millions) 3,670 3,531 2,881 2,830 2,827 I! 1Q20 2 20 3Q20 4Q20 1Q21 • All Other • Criticized • Nonaccrual2 2,107 Leveraged Loans3 ($ in millions) 1 Q20 2Q20 3Q20 4Q20 1 Q21 • All Other • Criticized • Nonaccrual2 Auto Production Loans ($ in millions) 1,278 1,472 310 1,228 211 !! 1Q20 2Q20 3Q20 1Q21 • All Other • Criticized • Nonaccrual2 Energy ($ in millions) 2,114 2,086 1,835 493 1,600 1,366 822 ~ 720 ~9~ 596 389 ~~ ~1~ ~8~ 1Q20 2Q20 3Q20 4Q20 1Q21 • All Other • Criticized • Nonaccrual2 3/31/21 ; $ in millions. Excludes PPP loans • 1Removed Casinos & Sports Franchise based on review or •at risk· segments in 3Q20 • 2Period-end category nonaccrual loans / category loans • 3Exciudes leveraged loans included in other ·at risk" categories of $370MM 1020, $340MM 2020, $300MM 3020, $250MM 4020 & $230MM 1021 e 2021 , Comerica Bank. All rights reserved. 26

Energy Business Line Continued decrease in loans & improved credit quality Period-end Loans ($ in billions) • Exposure $3.0B / 46% utilization • Decrease in criticized, NALs & NCO • Spring redeterminations 15% completed • Modest increase to borrowing bases • Hedged 50% or more of production • At least one year: 76% of customers • At least two years: 38% of customers • Focus on larger, sophisticated E&P companies • E&P: 53% Oil, 24% Gas, 23% Oil/Gas ($ in millions; Period-end) 1 Q21 4Q20 1 Q20 Total PE loans $1 ,366 $1 ,600 $2,114 1Q20 2Q20 3Q20 4Q20 1Q21 % of total CMA Criticized1 Ratio Nonaccrual Ratio • Services • Midstream • Exploration & Production Net charge-offs (recoveries)2 2.7% 3.1% $389 $596 28.5% 37.3% $93 $114 6.8% 7.1% $(1) $4 3/31/21 • 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories• 2Net credit--related charge-offs (recoveries) C 2021 , Comerica Bank. All rights reserved. 4.0% $493 23.3% $65 3.1% $67 27 Mortgage Banker Finance ri•IIIM•f!i;ettil\_, 55+ years experience with reputation for consistent, reliable approach • Provide warehouse financing : bridge from residential mortgage origination to sale to end market • Extensive backroom provides collateral monitoring and customer service • Focus on full banking relationships • Granular portfolio with >100 relationships • As of 1Q21 : • Comerica: 48% purchase • Industry: 30% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $3.8B (4020 $4.5B) Average Loans ($ in millions) ... Actual MBA Mortgage Origination Volumes1 It)~ ~ :g ,.... __ ::= ..-co N..MMN.. ~!i;iilili MBA Mortgage Originations Forecast1 ($ in billions) 1,094 1,050 1Q21 2Q21 • Purchase 3Q21 4Q21 • Refinance 1Q22 3/31/21 • 1Source: Mortgage Bankers Association (MBA); Mortgage Finance Forecast as of 5/19/21; 1021 Actual e 2021, Comerica Bank. All rights reserved. 28

National Dealer Services

75+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 18%
Ford 9%
GM 5%
Fiat/Chrysler 7%
Mercedes 2%
Nissan/ Infiniti 4%
Other European 12%
Other Asian 16%
Other[1] 14%
Toyota/Lexus 13%
Total $4.8B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory

Average Loans

($ in billions)



6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4 7.8 7.9 7.5 7.3 6.8 6.2 5.3 5.5 5.3
4.1 4.3 3.9 4.1 4.1 4.2 3.8 4.0 4.4 4.5 4.1 4.0 3.6 2.8 1.9 2.2 2.0
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21
Floor Plan

3/31/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

© 2021, Comerica Bank. All rights reserved.

29

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]

($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 3%
Land Carry 4%
Multi use 3%
Multifamily 49%
Industrial / Storage 20%
Total $6.1B

Multifamily by Class & Market[1]

($ in millions; Period-end)



Class A 89%
Class B 10%
Low Inc. 1%
Class $3.0B
TX 34%
Other 18%
MI 4%
FL 1%
CA 43%
Market $3.0B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 77% of Multifamily & 68% of Industrial/ Storage are construction loans[1,2]
- Majority in high growth markets within footprint:
  - 43% California
  - 31% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



87 72 119 100 100
1.3% 1.1% 1.8% 1.5% 1.5%
3 4 4 3 3
1Q20 2Q20 3Q20 4Q20 1Q21
NAL
Criticized[3]
% Criticized/Loans

3/31/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

© 2021, Comerica Bank. All rights reserved.

30

Technology & Life Sciences

Comerica Bank

Deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,193
1,517
1,332
1,152
1,048
1Q20
2Q20
3Q20
4Q20
1Q21

Average Deposits
($ in millions)



5,126
5,471
5,946
5,888
6,216
1Q20
2Q20
3Q20
4Q20
1Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]
(Approximate; 1Q21 Period-end loans)



Growth
54%
Total
$1.0B
Late Stage
27%
Early Stage
19%

3/31/21 • [1]Includes estimated distribution of PPP loans

© 2021, Comerica Bank. All rights reserved.

31

Equity Fund Services

Comerica Bank

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in billions)



2,606
2,277
2,171
2,415
2,627
1Q20
2Q20
3Q20
4Q20
1Q21

3/31/21

© 2021, Comerica Bank. All rights reserved.

32

Securities Portfolio

Comerica Bank

Lower yields on reinvestments weigh on portfolio yield

Securities Portfolio
($ in billions; Average)



12.3
12.6
13.9
14.9
14.9
15.0
15.6
9.5
9.8
9.8
10.2
10.3
10.4
11.0
2.43
2.41
2.13
1.95
1.89
1Q20 2Q20 3Q20 4Q20 1Q21
Average Balances
4Q20 1Q21
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size
- Modest increase in portfolio size
- Opportunistically & gradually deploy excess liquidity
- Expect 2Q21 MBS payments of ~$1B[1] plus Treasury maturities of $750MM

Duration of 3.6 years[1]
- Extends to 4.8 years under a 200bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $93MM

Net unamortized premium of $57MM[2]

3/31/21 • [1]Estimated as of 6/4/21 • [2]Net unamortized premium on the MBS portfolio

© 2021, Comerica Bank. All rights reserved.

33

Net Interest Income

Comerica Bank

Excluding 9 bps impact of residual adjustment, NIM increased 2 bps

Net Interest Income
($ in millions)



513
471
458
469
443
3.06
2.50
2.33
2.36
2.29
1Q20
2Q20
3Q20
4Q20
1Q21
Net Interest Margin

$469MM		**4Q20**		**2.36%**
- 28MM		**Loans**		**- 0.08**
-	17MM	Lease residual adjustment	-	0.09
-	7MM	2 fewer days	-	0.00
-	5MM	Lower balances	-	0.00
-	2MM	Portfolio dynamics	-	0.01
+	3MM	PPP fees	+	0.02
- 2MM		**Securities**		**- 0.01**
-	2MM	Lower rates	-	0.01
+ 3MM		**Deposits**		**+ 0.01**
+	3MM	Lower rates	+	0.01
+ 1MM		**Wholesale Funding**		**+ 0.01**
+	1MM	$2.8B FHLB paydown	+	0.01
$443MM		**1Q21**		**2.29%**

1Q21 compared to 4Q20

© 2021, Comerica Bank. All rights reserved.

34

Noninterest Income Activity continues to be strong 1Q20 Noninterest lncome1 ($ in millions) 265 270 247 2Q20 3Q20 4Q20 1Q21 Increase of $5MM or 2% + $11MM Derivative lncome2 (includes $10MM CVA) + $ 4MM Warrant Income + $ 2MM Investment Banking - $ 6MM Commercial lending fees (syndication) - $ 6MM Deferred Comp (offset in noninterest expense) Increase of $33MM or 14% over 1Q20 1021 compared to 4020 • 1Includes gains Qosses) related to deferred comp plan of {$3MM) 1020, $2MM 2020, $8MM 3020, $9MM 4020, $3MM 1021 (offset in noninterest expense)• 2Combined customer derivative income and foreign exchange income. See Reconcil ations s ide in appendix C 2021 , Comerica Bank. All rights reserved. 35 Noninterest Expenses Costs well-controlled ri•IIIM•f!i;ettil\_, 1Q20 Noninterest Expenses1,2 ($ in millions) 2Q20 3Q20 4Q20 1Q21 Decreased $18MM or 4% + $11MM Salaries & benefits + Seasonal factors + $16MM Annual stock comp + $ 8MM Payroll taxes - $ 4MM Staff insurance - $ 3MM 2 fewer days - $ 6MM Deferred comp (offset in noninterest income) - $29MM all other expenses - $ 8MM Pension (Other expense) - $ 5MM Advertising (seasonal) - $ 5MM Operational losses (Other expense) - $ 3MM Occupancy (partially seasonal) - $ 3MM FDIC Insurance 1021 compared to 4020 • 1lncludes gains (losses) related to deferred comp plan of ($3MM) 1020, $2MM 2020, $8MM 3020, $9MM 4020, $3MM 1021 (offset in noninterest income)• 2Recast 2020 results. See Pension Plan Reconciliation side in appendix e 2021 , Comerica Bank. All rights reserved. 36

Pension Plan Reconciliation

Comerica Bank

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $104MM at 12/31/20 & $87MM at 3/31/2020

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	**$221**	**$217**	**$118**	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

© 2021, Comerica Bank. All rights reserved.

37

Reconciliations

Comerica Bank

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that the Company uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	1Q21	4Q20	% Change
	Net interest income before provision for credit loss:			
(A)	As reported	$443	$469	-6%
	Residual value adjustment	17	--	--
	Net interest income excluding leasing residual	**$460**	**$469**	**-2%**
(B)	**Noninterest income** (as reported)	**$270**	**$265**	**2%**
(C)	**Noninterest expenses** (as reported)	**$447**	**$465**	**-4%**
	Pre-tax, pre-provision net revenue:			
(A+B-C)	Pre-tax, pre-provision net revenue	$266	$269	-1%
	Residual value adjustment	17	--	--
	Total excluding leasing residual	**$283**	**$269**	**5%**

Change in Presentation of Customer Derivative Income & Foreign Exchange Income

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Derivative income:				
Foreign exchange income (as reported)	$11	$9	$9	$11
Customer derivative income (other noninterest income)	8	--	10	9
Derivative income	**$19**	**$9**	**$19**	**$20**
Other noninterest income:				
Other noninterest income (as reported)	$34	$29	$35	$20
Less: Customer derivative income	8	--	10	9
Other noninterest income (as adjusted)	**$26**	**$29**	**$25**	**$11**

© 2021, Comerica Bank. All rights reserved.

38

Holding Company Debt Rating Senior Unsecured/Long-Term Issuer Rating Moody's S&P Fitch Cullen Frost A3 A- M&T Bank A3 A- A BOK Financial A3 BBB+ A Comerica A3 BBB+ A- Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- KeyCorp Baa1 BBB+ A- Regions Financial Baa2 BBB+ BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 BBB- BBB Citizens Financial Group BBB+ BBB+ Synovus Financial BBB- BBB As of 6/8/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank C 2021 , Comerica Bank. All rights reserved. 39